UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 24, 2022
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Establishment of Executive Leadership Team Incentive Plan

On February 24, 2022, the Board of Directors (the “Board”) of WSFS Financial Corporation (the “Company”) and the Personnel and Compensation Committee thereof (the “Committee”) approved the Executive Leadership Team Incentive Plan (the “ELTIP”). The ELTIP provides for new cash and equity awards designed to recognize and reward the efforts of the Company’s executive leadership team for the Company’s achievement of certain key measures of short-term success and the value of such success to the Company’s longer-term performance. Awards under the ELTIP include short-term incentive (“STI”) cash bonus awards and long-term-incentive (“LTI”) awards of service-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) that will be issued under the Company’s 2018 Incentive Plan.

Short Term Incentives

STI awards under the ELTIP will use three Company financial measures of performance -- core return on average assets (“ROA”), core return on average tangible common equity (“ROTCE”), and core earnings per share (“EPS”) growth. Each of these measures is a non-GAAP financial measure that excludes certain unusual, one-time items, and may not be comparable to similar non-GAAP financial measures used by other companies. In addition, STI awards under the ELTIP will include a strategic goal that may vary year-to-year and will align with the objectives identified through the Company’s financial or strategic planning processes. The four measures will be equally weighted at 25% each for a Company-wide performance score.

STI awards for the Chief Executive Officer (“CEO”) will be earned based solely on the Company-wide performance score. STI awards for Executive Vice Presidents that directly report to the Chairman, CEO and President will be earned based on a weighting of 80% for the Company-wide performance score and 20% for individual performance determined by measures and objectives established in discussion with the CEO.

Long Term Incentives

LTI awards under the ELTIP will be awarded to the CEO and Executive Vice Presidents that directly report to the Chairman, CEO and President in the form of RSUs that vest in equal annual installments over three years, and PSUs that vest based on the Company’s cumulative core ROA performance over a three-year period relative to the KBW Nasdaq Regional Bank Index (the “KRX Index”) for the same period.

The table below shows the total dollar value of PSUs for 2022 that were awarded to our principal executive officer, principal financial officer and other named executive officers under the ELTIP on February 24, 2022.

Plan Participant	Maximum Value of PSUs(1) (Dollars in thousands)
Rodger Levenson	$1,983,600
Dominic C. Canuso	$417,060
Steve Clark	$361,200
Michael Reed	$366,450
Peggy H. Eddens(2)	$0

(1) At date of award with a share price of $49.76.
(2) Ms. Eddens retired at the end of 2021 and, therefore, is not a participant in the ELTIP.

The performance metric for the Company’s 2022 PSU awards is a percentile ranking of the Company’s cumulative core ROA during the three year period, as compared to companies in the KRX Index, subject to the exercise of discretion by the Committee for unique circumstances. The actual number of shares that will vest at the end of the three-year period will be based on the core ROA performance over the three-year period relative to the KRX Index. If such performance is at the 25th percentile, 50th percentile, 75th percentile and 100th percentile, grantees will receive 25%, 50%, 75%, and 100% of their maximum award grant, respectively.

Termination of Integration Performance RSU Plan

On February 24, 2022, the Board and the Committee approved the termination of the Integration Performance RSU Plan (the “Integration Plan”). The Integration Plan and awards granted thereunder have been described previously in the Company’s proxy statements filed in 2020 and 2021. Awards under the Integration Plan were issued under the Company’s 2018 Incentive Plan.

The Integration Plan provided incentive awards to the Company’s executive management and certain other members of senior leadership linked to the achievement of milestones related to the integration of Beneficial Bancorp. Inc. and other strategic goals. The termination of the Integration Plan will be effective upon execution of termination agreements with each of the Integration Plan participants. In connection with the termination of the Integration Plan, the portion of the related Integration Performance-Based RSU Awards (the “Integration Awards”) attributable to core ROA was terminated, the Gallup Q12 performance goal was met, and the Committee exercised its discretion under the Integration Plan to deem the Gallup CE3 performance goal met. Thus, 20% of the restricted stock units subject to the Integration Awards will performance vest and become subject to service-based vesting conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company’s predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “threshold,” “target,” “stretch,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents filed by the Company with the Securities and Exchange Commission from time to time.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	March 2, 2022	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer